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                                                                   Exhibit 23.02


               Consent of Independent Certified Public Accountants
                                Ernst & Young LLP

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 16, 1998 in the Registration Statement (Form S-1) and related Prospectus of AVTEAM, Inc. for the registration of 2,360,722 shares of its Class A Common Stock.


                                               /s/ ERNST & YOUNG LLP


Miami, Florida
May 26, 1998